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EXHIBIT 21

SOVEREIGN BANCORP, INC.

Direct and Indirect Subsidiaries of Sovereign Bancorp, Inc. at December 31,
2004.

Subsidiary                                                 State or other jurisdiction of Incorporation
----------                                                 --------------------------------------------
Sovereign Bank.........................................                    United States of America
1130 Abstract, Inc. ...................................                    Pennsylvania
201 Associates, Inc ...................................                    Delaware
70 Quincy Avenue, LLC .................................                    Massachusetts
Abington Capital Trust I...............................                    Delaware
Compass REIT Corp .....................................                    Massachusetts
Compass REIT Holding, Inc. ............................                    Delaware
First Essex Capital Trust I............................                    Delaware
First Essex Capital Trust II...........................                    Delaware
First Essex Capital, Inc.. ............................                    Massachusetts
First Essex Securities Corp ...........................                    Massachusetts
MBNK Capital Trust I...................................                    Delaware
ML Capital Trust I.....................................                    Delaware
PBE Companies, LLC ....................................                    Delaware
RV Marine Funding Corporation..........................                    Delaware
Seacoast Capital Trust I...............................                    Delaware
Seacoast Capital Trust II..............................                    Delaware
Sovereign Agency Massachusetts, LLC ...................                    Massachusetts
Sovereign Agency, LLC..................................                    New Jersey
Sovereign APEX Co......................................                    Delaware
Sovereign Asset Management LLC.........................                    Delaware
Sovereign Auto 2001-A LLC..............................                    Delaware
Sovereign Auto Finance 2001-A LLC......................                    Delaware
Sovereign Capital Trust I..............................                    Delaware
Sovereign Capital Trust II.............................                    Delaware
Sovereign Capital Trust III............................                    Delaware
Sovereign Capital Trust IV.............................                    Delaware
Sovereign Charter Limited .............................                    Delaware
Sovereign Collateral Management LLC....................                    Delaware
Sovereign Dealer Finance, Inc. ........................                    Delaware
Sovereign Dealer Floor Plan Master LLC.................                    Delaware
Sovereign Delaware Investment Corporation..............                    Delaware
Sovereign Facilitation LLC.............................                    Delaware
Sovereign Funding Trust................................                    Delaware
Sovereign LMI, Inc. ...................................                    Rhode Island
Sovereign Precious Metals, LLC.........................                    Pennsylvania
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
Sovereign Real Estate Investment Trust.................                    Delaware
Sovereign REIT Holdings, Inc. .........................                    Delaware
Sovereign Securities Corporation, LLC..................                    Pennsylvania
Sovereign SFG, Inc. ...................................                    Delaware
Sovereign Trust Manager Co.............................                    Delaware
STA, Inc. .............................................                    Delaware
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